ADVISORSHARES TRUST

AdvisorShares MSOS Daily Leveraged ETF (NYSE Arca Ticker: MSOX)

(formerly AdvisorShares Shares MSOS 2x Daily ETF)

(the “Fund”)

Supplement dated February 5, 2025 to the Summary Prospectus and Prospectus dated November 1, 2024

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus for the Fund and should be read in conjunction with those documents.

The following replaces the table under Fund Fees and Expenses in the Prospectus and Summary Prospectus for the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.85%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.28%
ACQUIRED FUND FEES AND EXPENSES(a)	0.02%
TOTAL ANNUAL OPERATING EXPENSES(b)	1.15%
FEE WAIVER/EXPENSE REIMBURSEMENT(c)	-0.18%
TOTAL ANNUAL OPERATING EXPENSES AFTER WAIVER/REIMBURSEMENT	0.97%

(a)	Total Annual Operating Expenses and Total Annual Operating Expenses After Waiver/Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of money market funds in which it invests.

(b)	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example below. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, was 7.48% for the most recent fiscal year, which may be partially offset by interest earned on cash collateral balances in connection with the swaps.

(c)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.95% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement will remain in effect unless terminated and may be terminated without payment of any penalty (i) by AdvisorShares Trust (the “Trust”) for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Trust’s Board of Trustees (the “Board”) may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements within three years of the date they were waived or reimbursed.

The following replaces the Expense table in the Prospectus and Summary Prospectus for the Fund:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares MSOS Daily Leveraged ETF	$99	$348	$616	$1,381

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.